EXHIBIT 99.2
C-BASS 2001-CB3
BBB, A BREAK EVEN LOSS


              BREAK CDRS
              RUN AT 45% LOSS SEVERITY, 12 MONTH LAG

              -------------------------------------------------------------
                            BREAK          CUMULATIVE           CUMULATIVE
                              CDR     COLLATERAL LOSS               LOSS %

              BBB           11.00          40,181,804               12.52%

              A             13.00          51,283,602               15.98%
              -------------------------------------------------------------

              WITH 100% PRICING SPEED (INCLUDING DEFAULTS)

              RUN TO CALL



First Union Securities, Inc.
This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the offering circular supplement.

C-BASS 2001-CB3
POOL WAC SCHEDULE



                                                FORWARD LIBOR                                          FORWARD LIBOR + 300 BPS
                                  ---------------------------------------------       ---------------------------------------------
                                       A-1            A-1            A-1                   A-1            A-1            A-1
PERIOD        DATE                   POOL CAP        COUPON        CUSHION               POOL CAP        COUPON        CUSHION
      0       14-Sep-01
      1       25-Sep-01                25.35%          3.94%         21.41%                25.35%          6.94%         18.41%
      2       25-Oct-01                 9.28%          3.94%          5.34%                 9.28%          6.94%          2.34%
      3       25-Nov-01                 8.95%          3.83%          5.11%                 8.95%          6.83%          2.11%
      4       25-Dec-01                 9.23%          3.70%          5.53%                 9.23%          6.70%          2.53%
      5       25-Jan-02                 8.72%          3.88%          4.83%                 9.06%          6.88%          2.18%
      6       25-Feb-02                 8.70%          3.73%          4.97%                 9.05%          6.73%          2.31%
      7       25-Mar-02                 9.62%          3.76%          5.85%                 9.99%          6.76%          3.23%
      8       25-Apr-02                 8.67%          3.83%          4.84%                 9.01%          6.83%          2.17%
      9       25-May-02                 8.94%          3.86%          5.08%                 9.29%          6.86%          2.43%
     10       25-Jun-02                 8.62%          3.89%          4.73%                 8.99%          6.89%          2.10%
     11       25-Jul-02                 8.92%          4.04%          4.89%                 9.35%          7.04%          2.31%
     12       25-Aug-02                 8.62%          4.11%          4.51%                 9.03%          7.11%          1.92%
     13       25-Sep-02                 8.60%          4.19%          4.41%                 9.01%          7.19%          1.81%
     14       25-Oct-02                 8.87%          4.65%          4.21%                 9.29%          7.65%          1.63%
     15       25-Nov-02                 8.56%          4.77%          3.80%                 8.96%          7.77%          1.20%
     16       25-Dec-02                 8.84%          4.88%          3.97%                 9.25%          7.88%          1.38%
     17       25-Jan-03                 8.68%          4.99%          3.69%                 9.13%          7.99%          1.14%
     18       25-Feb-03                 8.66%          5.10%          3.56%                 9.10%          8.10%          1.00%
     19       25-Mar-03                 9.55%          5.20%          4.36%                10.04%          8.20%          1.85%
     20       25-Apr-03                 8.60%          5.30%          3.30%                 9.04%          8.30%          0.74%
     21       25-May-03                 9.82%          5.40%          4.42%                10.27%          8.40%          1.87%
     22       25-Jun-03                 9.63%          5.50%          4.12%                10.10%          8.50%          1.59%
     23       25-Jul-03                10.02%          5.61%          4.41%                10.53%          8.61%          1.92%
     24       25-Aug-03                 9.69%          5.71%          3.99%                10.19%          8.71%          1.48%
     25       25-Sep-03                 9.69%          5.80%          3.89%                10.18%          8.80%          1.38%
     26       25-Oct-03                10.01%          5.59%          4.43%                10.51%          8.59%          1.93%
     27       25-Nov-03                 9.69%          5.66%          4.03%                10.17%          8.66%          1.51%
     28       25-Dec-03                10.02%          5.73%          4.30%                10.56%          8.73%          1.84%
     29       25-Jan-04                 9.78%          5.80%          3.99%                10.35%          8.80%          1.55%
     30       25-Feb-04                 9.78%          5.87%          3.91%                10.35%          8.87%          1.48%
     31       25-Mar-04                10.46%          5.93%          4.52%                11.05%          8.93%          2.12%
     32       25-Apr-04                 9.78%          6.00%          3.77%                10.33%          9.00%          1.33%
     33       25-May-04                10.17%          6.07%          4.11%                10.80%          9.07%          1.73%
     34       25-Jun-04                 9.86%          6.13%          3.73%                10.50%          9.13%          1.37%
     35       25-Jul-04                10.23%          6.20%          4.03%                10.93%          9.20%          1.73%
     36       25-Aug-04                 9.90%          6.26%          3.64%                10.57%          9.26%          1.31%
     37       25-Sep-04                 9.90%          6.33%          3.57%                10.56%          9.33%          1.23%
     38       25-Oct-04                10.22%          6.09%          4.14%                10.90%          9.09%          1.82%
     39       25-Nov-04                 9.89%          6.13%          3.76%                10.58%          9.13%          1.45%
     40       25-Dec-04                10.23%          6.18%          4.05%                10.98%          9.18%          1.80%
     41       25-Jan-05                 9.91%          6.22%          3.69%                10.66%          9.22%          1.43%
     42       25-Feb-05                 9.91%          6.27%          3.64%                10.65%          9.27%          1.38%
     43       25-Mar-05                10.97%          6.31%          4.66%                11.78%          9.31%          2.47%
     44       25-Apr-05                 9.90%          6.35%          3.55%                10.63%          9.35%          1.28%
     45       25-May-05                10.24%          6.39%          3.85%                11.01%          9.39%          1.62%
     46       25-Jun-05                 9.91%          6.44%          3.48%                10.66%          9.44%          1.22%
     47       25-Jul-05                10.26%          6.48%          3.78%                11.04%          9.48%          1.56%
     48       25-Aug-05                 9.93%          6.51%          3.41%                10.67%          9.51%          1.16%
     49       25-Sep-05                 9.92%          6.56%          3.37%                10.66%          9.56%          1.11%
     50       25-Oct-05                10.25%          6.37%          3.88%                11.01%          9.37%          1.64%
     51       25-Nov-05                 9.92%          6.40%          3.52%                10.65%          9.40%          1.25%
     52       25-Dec-05                10.25%          6.43%          3.82%                10.99%          9.43%          1.56%
     53       25-Jan-06                 9.91%          6.46%          3.45%                10.63%          9.46%          1.17%
     54       25-Feb-06                 9.91%          6.49%          3.42%                10.62%          9.49%          1.13%
     55       25-Mar-06                10.96%          6.52%          4.45%                11.74%          9.52%          2.23%
     56       25-Apr-06                 9.90%          6.54%          3.36%                10.60%          9.54%          1.05%
     57       25-May-06                10.23%          6.57%          3.66%                10.94%          9.57%          1.38%
     58       25-Jun-06                 9.90%          6.60%          3.30%                10.58%          9.60%          0.99%
     59       25-Jul-06                10.23%          6.62%          3.61%                10.93%          9.62%          1.31%
     60       25-Aug-06                 9.90%          6.65%          3.25%                10.57%          9.65%          0.92%
     61       25-Sep-06                 9.89%          6.67%          3.22%                10.56%          9.67%          0.89%
     62       25-Oct-06                10.22%          6.46%          3.76%                10.90%          9.46%          1.44%
     63       25-Nov-06                 9.88%          6.48%          3.40%                10.54%          9.48%          1.05%
     64       25-Dec-06                10.21%          6.50%          3.71%                10.87%          9.50%          1.38%
     65       25-Jan-07                 9.87%          6.52%          3.36%                10.51%          9.52%          1.00%
     66       25-Feb-07                 9.87%          6.53%          3.34%                10.50%          9.53%          0.97%
     67       25-Mar-07                10.93%          6.55%          4.38%                11.62%          9.55%          2.07%
     68       25-Apr-07                 9.87%          6.56%          3.30%                10.49%          9.56%          0.92%
     69       25-May-07                10.19%          6.58%          3.62%                10.83%          9.58%          1.25%
     70       25-Jun-07                 9.87%          6.59%          3.27%                10.47%          9.59%          0.88%
     71       25-Jul-07                10.20%          6.61%          3.59%                10.82%          9.61%          1.21%
     72       25-Aug-07                 9.87%          6.63%          3.24%                10.46%          9.63%          0.84%
     73       25-Sep-07                 9.86%          6.64%          3.23%                10.46%          9.64%          0.82%
     74       25-Oct-07                10.19%          6.60%          3.59%                10.79%          9.60%          1.20%
     75       25-Nov-07                 9.86%          6.61%          3.25%                10.44%          9.61%          0.83%
     76       25-Dec-07                10.18%          6.62%          3.56%                10.77%          9.62%          1.15%
     77       25-Jan-08                 9.85%          6.63%          3.22%                10.42%          9.63%          0.79%
     78       25-Feb-08                 9.85%          6.64%          3.21%                10.41%          9.64%          0.77%
     79       25-Mar-08                10.52%          6.65%          3.87%                11.12%          9.65%          1.47%
     80       25-Apr-08                 9.84%          6.66%          3.18%                10.39%          9.66%          0.73%
     81       25-May-08                10.17%          6.67%          3.49%                10.73%          9.67%          1.06%
     82       25-Jun-08                 9.84%          6.68%          3.16%                10.38%          9.68%          0.70%
     83       25-Jul-08                10.17%          6.70%          3.47%                10.72%          9.70%          1.02%
     84       25-Aug-08                 9.84%          6.70%          3.13%                10.37%          9.70%          0.66%

                                                                                       --------------------------------------------
                                             FORWARD LIBOR + 400 BPS                             FORWARD LIBOR + 500 BPS
                                   ---------------------------------------------       --------------------------------------------
                                        A-1            A-1            A-1                   A-1            A-1            A-1
PERIOD        DATE                    POOL CAP        COUPON        CUSHION               POOL CAP        COUPON        CUSHION
      0       14-Sep-01
      1       25-Sep-01                 25.35%          7.94%         17.41%                25.35%          8.94%         16.41%
      2       25-Oct-01                  9.28%          7.94%          1.34%                 9.28%          8.94%          0.34%
      3       25-Nov-01                  8.95%          7.83%          1.11%                 8.95%          8.83%          0.11%
      4       25-Dec-01                  9.23%          7.70%          1.53%                 9.23%          8.70%          0.53%
      5       25-Jan-02                  9.11%          7.88%          1.23%                 9.11%          8.88%          0.23%
      6       25-Feb-02                  9.09%          7.73%          1.36%                 9.09%          8.73%          0.36%
      7       25-Mar-02                 10.05%          7.76%          2.28%                10.05%          8.76%          1.28%
      8       25-Apr-02                  9.06%          7.83%          1.22%                 9.06%          8.83%          0.22%
      9       25-May-02                  9.34%          7.86%          1.48%                 9.34%          8.86%          0.48%
     10       25-Jun-02                  9.04%          7.89%          1.15%                 9.04%          8.89%          0.15%
     11       25-Jul-02                  9.48%          8.04%          1.44%                 9.50%          9.04%          0.46%
     12       25-Aug-02                  9.15%          8.11%          1.05%                 9.17%          9.11%          0.06%
     13       25-Sep-02                  9.13%          8.19%          0.94%                 9.15%          9.19%         -0.05%
     14       25-Oct-02                  9.41%          8.65%          0.76%                 9.43%          9.65%         -0.23%
     15       25-Nov-02                  9.09%          8.77%          0.32%                 9.10%          9.77%         -0.67%
     16       25-Dec-02                  9.38%          8.88%          0.51%                 9.40%          9.88%         -0.48%
     17       25-Jan-03                  9.25%          8.99%          0.26%                 9.33%          9.99%         -0.66%
     18       25-Feb-03                  9.22%          9.10%          0.12%                 9.30%         10.10%         -0.80%
     19       25-Mar-03                 10.17%          9.20%          0.98%                10.26%         10.20%          0.07%
     20       25-Apr-03                  9.16%          9.30%         -0.14%                 9.24%         10.30%         -1.06%
     21       25-May-03                 10.39%          9.40%          0.99%                10.48%         10.40%          0.07%
     22       25-Jun-03                 10.21%          9.50%          0.71%                10.29%         10.50%         -0.21%
     23       25-Jul-03                 10.65%          9.61%          1.04%                10.75%         10.61%          0.14%
     24       25-Aug-03                 10.30%          9.71%          0.59%                10.40%         10.71%         -0.31%
     25       25-Sep-03                 10.29%          9.80%          0.49%                10.39%         10.80%         -0.41%
     26       25-Oct-03                 10.63%          9.59%          1.04%                10.73%         10.59%          0.14%
     27       25-Nov-03                 10.28%          9.66%          0.62%                10.38%         10.66%         -0.28%
     28       25-Dec-03                 10.69%          9.73%          0.96%                10.78%         10.73%          0.05%
     29       25-Jan-04                 10.47%          9.80%          0.67%                10.53%         10.80%         -0.27%
     30       25-Feb-04                 10.46%          9.87%          0.59%                10.52%         10.87%         -0.35%
     31       25-Mar-04                 11.18%          9.93%          1.24%                11.24%         10.93%          0.31%
     32       25-Apr-04                 10.45%         10.00%          0.44%                10.51%         11.00%         -0.50%
     33       25-May-04                 10.92%         10.07%          0.85%                10.98%         11.07%         -0.09%
     34       25-Jun-04                 10.62%         10.13%          0.49%                10.68%         11.13%         -0.45%
     35       25-Jul-04                 11.07%         10.20%          0.87%                11.10%         11.20%         -0.10%
     36       25-Aug-04                 10.70%         10.26%          0.44%                10.73%         11.26%         -0.53%
     37       25-Sep-04                 10.69%         10.33%          0.36%                10.72%         11.33%         -0.60%
     38       25-Oct-04                 11.04%         10.09%          0.95%                11.07%         11.09%         -0.02%
     39       25-Nov-04                 10.71%         10.13%          0.58%                10.74%         11.13%         -0.39%
     40       25-Dec-04                 11.11%         10.18%          0.93%                11.14%         11.18%         -0.04%
     41       25-Jan-05                 10.81%         10.22%          0.59%                10.83%         11.22%         -0.39%
     42       25-Feb-05                 10.80%         10.27%          0.53%                10.82%         11.27%         -0.45%
     43       25-Mar-05                 11.95%         10.31%          1.64%                11.97%         11.31%          0.66%
     44       25-Apr-05                 10.78%         10.35%          0.43%                10.80%         11.35%         -0.55%
     45       25-May-05                 11.17%         10.39%          0.77%                11.19%         11.39%         -0.21%
     46       25-Jun-05                 10.82%         10.44%          0.39%                10.84%         11.44%         -0.59%
     47       25-Jul-05                 11.21%         10.48%          0.74%                11.22%         11.48%         -0.26%
     48       25-Aug-05                 10.84%         10.51%          0.32%                10.84%         11.51%         -0.67%
     49       25-Sep-05                 10.83%         10.56%          0.27%                10.83%         11.56%         -0.72%
     50       25-Oct-05                 11.18%         10.37%          0.81%                11.18%         11.37%         -0.19%
     51       25-Nov-05                 10.84%         10.40%          0.44%                10.85%         11.40%         -0.56%
     52       25-Dec-05                 11.19%         10.43%          0.76%                11.19%         11.43%         -0.24%
     53       25-Jan-06                 10.82%         10.46%          0.37%                10.83%         11.46%         -0.63%
     54       25-Feb-06                 10.81%         10.49%          0.32%                10.81%         11.49%         -0.68%
     55       25-Mar-06                 11.96%         10.52%          1.44%                11.96%         11.52%          0.44%
     56       25-Apr-06                 10.79%         10.54%          0.25%                10.79%         11.54%         -0.75%
     57       25-May-06                 11.15%         10.57%          0.58%                11.15%         11.57%         -0.42%
     58       25-Jun-06                 10.77%         10.60%          0.17%                10.77%         11.60%         -0.82%
     59       25-Jul-06                 11.12%         10.62%          0.50%                11.12%         11.62%         -0.50%
     60       25-Aug-06                 10.75%         10.65%          0.10%                10.75%         11.65%         -0.90%
     61       25-Sep-06                 10.74%         10.67%          0.06%                10.74%         11.67%         -0.93%
     62       25-Oct-06                 11.08%         10.46%          0.62%                11.08%         11.46%         -0.38%
     63       25-Nov-06                 10.71%         10.48%          0.23%                10.71%         11.48%         -0.77%
     64       25-Dec-06                 11.06%         10.50%          0.56%                11.06%         11.50%         -0.44%
     65       25-Jan-07                 10.69%         10.52%          0.17%                10.69%         11.52%         -0.82%
     66       25-Feb-07                 10.68%         10.53%          0.14%                10.68%         11.53%         -0.85%
     67       25-Mar-07                 11.81%         10.55%          1.26%                11.81%         11.55%          0.27%
     68       25-Apr-07                 10.66%         10.56%          0.09%                10.66%         11.56%         -0.90%
     69       25-May-07                 11.00%         10.58%          0.42%                11.00%         11.58%         -0.57%
     70       25-Jun-07                 10.64%         10.59%          0.04%                10.64%         11.59%         -0.96%
     71       25-Jul-07                 10.98%         10.61%          0.37%                10.98%         11.61%         -0.63%
     72       25-Aug-07                 10.62%         10.63%         -0.01%                10.62%         11.63%         -1.01%
     73       25-Sep-07                 10.61%         10.64%         -0.03%                10.61%         11.64%         -1.03%
     74       25-Oct-07                 10.95%         10.60%          0.35%                10.95%         11.60%         -0.65%
     75       25-Nov-07                 10.59%         10.61%         -0.02%                10.59%         11.61%         -1.02%
     76       25-Dec-07                 10.92%         10.62%          0.30%                10.92%         11.62%         -0.70%
     77       25-Jan-08                 10.56%         10.63%         -0.07%                10.56%         11.63%         -1.07%
     78       25-Feb-08                 10.55%         10.64%         -0.09%                10.55%         11.64%         -1.09%
     79       25-Mar-08                 11.27%         10.65%          0.61%                11.27%         11.65%         -0.39%
     80       25-Apr-08                 10.53%         10.66%         -0.13%                10.53%         11.66%         -1.13%
     81       25-May-08                 10.87%         10.67%          0.20%                10.87%         11.67%         -0.80%
     82       25-Jun-08                 10.51%         10.68%         -0.17%                10.51%         11.68%         -1.17%
     83       25-Jul-08                 10.85%         10.70%          0.16%                10.85%         11.70%         -0.84%
     84       25-Aug-08                 10.49%         10.70%         -0.21%                10.49%         11.70%         -1.21%



                                 LIBOR  = 18.00%
                                 -------------------

PERIOD        DATE                  POOL CAP
      0       14-Sep-01
      1       25-Sep-01               25.35%
      2       25-Oct-01                9.28%
      3       25-Nov-01                8.95%
      4       25-Dec-01                9.23%
      5       25-Jan-02                9.11%
      6       25-Feb-02                9.09%
      7       25-Mar-02               10.05%
      8       25-Apr-02                9.06%
      9       25-May-02                9.34%
     10       25-Jun-02                9.04%
     11       25-Jul-02                9.50%
     12       25-Aug-02                9.17%
     13       25-Sep-02                9.15%
     14       25-Oct-02                9.43%
     15       25-Nov-02                9.10%
     16       25-Dec-02                9.40%
     17       25-Jan-03                9.33%
     18       25-Feb-03                9.30%
     19       25-Mar-03               10.26%
     20       25-Apr-03                9.24%
     21       25-May-03               10.48%
     22       25-Jun-03               10.29%
     23       25-Jul-03               10.75%
     24       25-Aug-03               10.40%
     25       25-Sep-03               10.39%
     26       25-Oct-03               10.73%
     27       25-Nov-03               10.38%
     28       25-Dec-03               10.78%
     29       25-Jan-04               10.53%
     30       25-Feb-04               10.52%
     31       25-Mar-04               11.24%
     32       25-Apr-04               10.51%
     33       25-May-04               10.98%
     34       25-Jun-04               10.68%
     35       25-Jul-04               11.10%
     36       25-Aug-04               10.73%
     37       25-Sep-04               10.72%
     38       25-Oct-04               11.07%
     39       25-Nov-04               10.74%
     40       25-Dec-04               11.14%
     41       25-Jan-05               10.83%
     42       25-Feb-05               10.82%
     43       25-Mar-05               11.97%
     44       25-Apr-05               10.80%
     45       25-May-05               11.19%
     46       25-Jun-05               10.84%
     47       25-Jul-05               11.22%
     48       25-Aug-05               10.84%
     49       25-Sep-05               10.83%
     50       25-Oct-05               11.18%
     51       25-Nov-05               10.85%
     52       25-Dec-05               11.19%
     53       25-Jan-06               10.83%
     54       25-Feb-06               10.81%
     55       25-Mar-06               11.96%
     56       25-Apr-06               10.79%
     57       25-May-06               11.15%
     58       25-Jun-06               10.77%
     59       25-Jul-06               11.12%
     60       25-Aug-06               10.75%
     61       25-Sep-06               10.74%
     62       25-Oct-06               11.08%
     63       25-Nov-06               10.71%
     64       25-Dec-06               11.06%
     65       25-Jan-07               10.69%
     66       25-Feb-07               10.68%
     67       25-Mar-07               11.81%
     68       25-Apr-07               10.66%
     69       25-May-07               11.00%
     70       25-Jun-07               10.64%
     71       25-Jul-07               10.98%
     72       25-Aug-07               10.62%
     73       25-Sep-07               10.61%
     74       25-Oct-07               10.95%
     75       25-Nov-07               10.59%
     76       25-Dec-07               10.92%
     77       25-Jan-08               10.56%
     78       25-Feb-08               10.55%
     79       25-Mar-08               11.27%
     80       25-Apr-08               10.53%
     81       25-May-08               10.87%
     82       25-Jun-08               10.51%
     83       25-Jul-08               10.85%
     84       25-Aug-08               10.49%




First Union Securities, Inc.
This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the offering circular supplement.

C-BASS 2001-CB3
A, BBB BREAK EVEN LOSS

              RUN TO CALL

              BREAK CDRS
              ---------------------------------------------------------------
                                               BBB (B-1)              A (M-2)

              60 Loss Severity                     9.00                11.00

              50 Loss Severity                    11.00                13.00

              40 Loss Severity                    14.00                16.00

              30 Loss Severity                    18.00                21.00
              ---------------------------------------------------------------

              WITH 100% PRICING SPEED (INCLUDING DEFAULTS)

First Union Securities, Inc.
This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the offering circular supplement.

C-BASS 2001-CB3
BBB BREAK EVEN LOSS


        BREAK CDRS
        RUN AT 35% LOSS SEVERITY
        ---------------------------------------------------------------------          ------------
                               BREAK              CUMULATIVE      CUMULATIVE              AVG.
                                 CDR    COLLATERAL LOSS  (MM)         LOSS %              LIFE

        BBB                    15.00                  48.110          14.99%              5.68

        A                      18.00                  58.760          18.31%              6.24

        AA                     22.00                  71.990          22.44%              6.74

        AAA                    29.00                  83.280          25.96%              2.75
        ---------------------------------------------------------------------          ------------

         WITH 100% PRICING SPEED (INCLUDING DEFAULTS)

              RUN TO CALL



First Union Securities, Inc.
This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the offering circular supplement.

C-BASS 2001-CB3
BBB BREAK EVEN LOSS


       RUN TO CALL
       BREAK CDRS
       ------------------------------------------------------------------------
                                 BBB (B-1)          CUMULATIVE      CUMULATIVE
                                               COLLATERAL LOSS          LOSS %

       40 Loss Severity             14.00           35,604,165          11.10%

       35 Loss Severity             16.00           34,276,453          10.68%

       30 Loss Severity             18.00           31,829,919           9.92%
       ------------------------------------------------------------------------

       with 100% Pricing Speed (excluding defaults)



       RUN TO MATURITY
       BREAK CDRS
       -----------------------------------------------------------------------
                                 BBB (B-1)          CUMULATIVE     CUMULATIVE
                                               COLLATERAL LOSS         LOSS %

       40 Loss Severity             14.00           39,615,688         12.35%

       35 Loss Severity             15.00           36,452,516         11.36%

       30 Loss Severity             18.00           35,527,601         11.07%
       -----------------------------------------------------------------------

                    with 100% Pricing Speed (excluding defaults)




First Union Securities, Inc.
This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the offering circular supplement.

C-BASS 2001-CB3
BBB BREAK EVEN LOSS


         BREAK CDRS
         ----------------------------------------------------------------------
                                BBB (B-1)          CUMULATIVE       CUMULATIVE
                                              COLLATERAL LOSS           LOSS %

         40 Loss Severity          14.00           51,898,468           16.18%

         35 Loss Severity          15.00           48,908,569           15.24%

         30 Loss Severity          18.00           51,112,818           15.93%
         ----------------------------------------------------------------------

         with 100% Pricing Speed (including defaults)





First Union Securities, Inc.
This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the offering circular supplement.